UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 9, 2023

Columbia Banking System, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-20288	91-1422237
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 A Street

Tacoma, Washington 98402-4200

(Address of Principal Executive Offices) (Zip Code)

(253) 305-1900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock	COLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 9, 2023, Columbia Banking System, Inc., a Washington corporation (“Columbia”), Umpqua Holdings Corporation, an Oregon corporation (“Umpqua”), and Cascade Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Columbia (“Merger Sub”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated as of October 11, 2021 (the “Merger Agreement”), by and among Columbia, Umpqua, and Merger Sub.

The Amendment extends the Termination Date (as defined in the Merger Agreement) to March 11, 2023. Other than as expressly modified pursuant to the Amendment, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Columbia with the U.S. Securities and Exchange Commission on October 15, 2021, remains in full force and effect as originally executed on October 11, 2021.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 8.01.	Other Events.

On January 9, 2023, Columbia and Umpqua jointly announced that the application of Umpqua Bank with respect to the merger of Columbia State Bank with and into Umpqua Bank (the “Bank Merger”) has been approved by the Federal Deposit Insurance Corporation (the “FDIC”). The FDIC approval provides that the consummation of the Bank Merger is conditioned upon the prior consummation of the branch divestiture transactions previously announced by Columbia on November 7, 2022.

On January 9, 2023, Columbia and Umpqua issued a joint press release announcing receipt of the approval by the FDIC of the Bank Merger and entry into the Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1 to the Merger Agreement, dated as of January 9, 2023, by and among Columbia, Umpqua and Merger Sub.

99.1	Joint Press Release of Columbia Banking System, Inc. and Umpqua Holdings Corporation, dated January 9, 2023.

104	The cover page for this Current Report on Form 8-K, formatted in Inline XBRL.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the transactions contemplated by the Merger Agreement (the “Transaction”), the plans, objectives, expectations and intentions of Columbia and Umpqua, the expected timing of completion of the Transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and Columbia’s and Umpqua’s respective businesses, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, or any slowdown in economic growth particularly in the western United States; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures, including on product pricing and services; success, impact, and timing of Columbia’s and Umpqua’s respective business strategies, including market acceptance of any new products or services and Columbia’s and Umpqua’s ability to successfully implement efficiency and operational excellence initiatives; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which Columbia and Umpqua are parties; the outcome of any legal proceedings that have been or may be instituted against Columbia or Umpqua; delays in completing the Transaction; the failure to satisfy the conditions of any regulatory approvals; the failure to satisfy any of the other conditions to the Transaction on a timely basis or at all; changes in Columbia’s or Umpqua’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Columbia and Umpqua do business; certain restrictions during the pendency of the Transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; the ability to complete the Transaction and integration of Columbia and Umpqua successfully; the dilution caused by Columbia’s issuance of additional shares of its capital stock in connection with the Transaction; and other factors that may affect the future results of Columbia and Umpqua. Additional factors that could cause results to differ materially from those described above can be found in Columbia’s Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2022, June 30, 2022, and September 30, 2022, which are on file with the Securities and Exchange Commission (the “SEC”) and available on Columbia’s website, www.columbiabank.com, under the heading “About - Investor Relations,” and in other documents Columbia files with the SEC, including in Columbia’s Registration Statement on Form S-4 with respect to the Transaction.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Columbia does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC.

	By:	/s/ Aaron James Deer
	Name:	Aaron James Deer
Date: January 10, 2023	Title:	Executive Vice President and Chief Financial Officer